UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

Revance Therapeutics, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203
(Address of principal executive offices and zip code)

(615) 724-7755

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVNC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2025, Revance Therapeutics, Inc., a Delaware corporation (“Revance” or the “Company”), entered into a second amendment to the Amended and Restated Agreement and Plan of Merger, dated December 7, 2024 (previously amended as of December 11, 2024, and as amended, the “A&R Merger Agreement”), by and among the Company, Crown Laboratories, Inc. a Delaware corporation (“Parent”) and Reba Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub,” and together with Parent, the “Buyer Parties”). The A&R Merger Agreement amends and restates the Agreement and Plan of Merger (the “Original Agreement”), dated as of August 11, 2024, by and among the Company and the Buyer Parties. Capitalized terms used herein but not otherwise defined have the meaning set forth in the A&R Merger Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2025, the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), entered into the first supplemental indenture, dated as of February 6, 2025 (the “First Supplemental Indenture”), to the base indenture, dated as of February 14, 2020 (the base indenture as so supplemented, the “Indenture”), relating to the Company’s 1.75% Convertible Senior Notes due 2027 (the “2027 Convertible Notes”).

As a result of the Merger, and pursuant to the First Supplemental Indenture, from and after the Effective Time, the 2027 Convertible Notes are no longer convertible into shares of the Company’s common stock. Rather, a holder’s right to convert each $1,000 principal amount of the 2027 Convertible Notes into shares of the Company’s common stock has been changed to the right to convert such principal amount solely into a number of units of Reference Property (as defined in the Indenture) in an aggregate amount equal to the conversion rate of the 2027 Convertible Notes, in effect on the applicable conversion date (subject to any adjustments pursuant to the terms of the Indenture), with each unit of Reference Property consisting of $3.65 in cash. The foregoing descriptions of the Indenture and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the Indenture as incorporated by reference in Exhibit 4.2 of Revance’s most recent Annual Report on Form 10-K. A copy of the First Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to the A&R Merger Agreement, and upon the terms and subject to the conditions thereof, on December 12, 2024, Merger Sub commenced a tender offer (as amended and/or supplemented from time to time as permitted by the A&R Merger Agreement, the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock,” each a “Share” and collectively, the “Shares”), other than Shares held by Parent, Merger Sub or their affiliates (as defined in Section 251(h) of the DGCL) and Dissenting Shares, at a price of $3.65 per Share (such amount per Share, the “Offer Price”), in cash, without interest and less any applicable tax withholding.

The Offer expired as scheduled at one (1) minute after 11:59 p.m., Eastern Time, on February 4, 2025. Computershare Trust Company, N.A., in its capacity as depositary and paying agent for the Offer, advised that, as of the expiration of the Offer, a total of 86,197,893 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 82% of the outstanding Shares other than the Excluded Shares. On February 6, 2025, Merger Sub irrevocably accepted for payment all Shares that were validly tendered and not validly withdrawn.

The number of Shares validly tendered and not validly withdrawn pursuant to the Offer satisfied the Minimum Condition. As all the remaining conditions to the Merger set forth in the A&R Merger Agreement were satisfied or waived, and on February 6, 2025, Merger Sub merged with and into Revance pursuant to Section 251(h) of the Delaware General Corporation Law, as amended (the “DGCL”), with Revance being the surviving corporation (the “Merger,” and together with the Offer, the “Transaction”). At the effective time of the Merger (the “Effective Time”), each Share (other than the Excluded Shares) converted into the right to receive an amount in cash equal to the Offer Price, net to the holder of such Share in cash, without interest and subject to any required withholding of taxes.

In addition, at the Effective Time, (i) each Vested Company RSU and Vested Company RSA that is subject to service-based vesting conditions and outstanding or that vests in accordance with its terms as a result of the consummation of the Merger, and each Director RSA was canceled and converted into the right to receive a lump sum payment, without interest thereon and subject to applicable withholding taxes, equal to, (a) with respect to each Vested Company RSU, the product of the Per Share Price and the total number of Shares of Company Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time and (b) with respect to each Vested Company RSA and Director RSA, the Per Share Price, (ii) each Vested Company Option and Director Option, in each case, granted under any Company Equity Plan, was canceled and converted into the right to receive a lump sum cash payment, without interest thereon and subject to applicable withholding taxes, equal to the product of (a) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Vested Company Option and Director Option, as applicable, and (b) the number of Shares of Company Common Stock subject to such Vested Company Option and Director Option, as applicable, and (iii) each Company equity award that vests based on the achievement of performance-based conditions (“Company Performance Awards”) vested in accordance with its terms, resulting in the forfeiture of all Company Performance Awards other than the performance stock unit awards granted in 2023.

At the Effective Time, (i) each Unvested Company RSU and Unvested Company RSA that is subject to service-based vesting conditions and outstanding was canceled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to (a) with respect to each Unvested Company RSU, the product of the Per Share Price and the total number of Shares of Company Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time (“Cash Replacement Company RSU Amount”) and (b) with respect to each Unvested Company RSA, the Per Share Price (“Cash Replacement Company RSA Amount”) and (ii) each Unvested Company Option was canceled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (a) the excess, if any, of the Per Share Price over the applicable exercise price per share of Company Common Stock subject to such Unvested Company Option and (b) the number of Shares of Company Common Stock subject to such Unvested Company Option (“Cash Replacement Option Amount” and, together with the Cash Replacement Company RSU Amount, and Cash Replacement Company RSA Amount, the “Cash Replacement Amount”). Each Vested Company Option and Unvested Company Option that has a per share exercise price that is equal to or greater than the Per Share Price was canceled as of the Effective Time without any cash payment or other consideration being paid in respect thereof. Each Cash Replacement Amount will, subject to the holder’s continued service with Parent or its affiliates (including the Company or its subsidiaries) through the applicable vesting dates, vest and be payable at the same time as the underlying equity award for which such Cash Replacement Amount was exchanged would have vested and been payable pursuant to its terms. If a holder of such Cash Replacement Amount incurs a Qualifying Termination, the unpaid portion of the Cash Replacement Amount will vest and become payable.

The description of the Offer and the Merger does not purport to be complete and is qualified in its entirety by reference to (i) the A&R Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2024, (ii) the Amendment to the A&R Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 12, 2024 and (iii) Amendment No. 2 to the A&R Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 21, 2025 (each, respectively, is incorporated herein by reference). The information set forth in the Introductory Note of this Current Report on Form 8-K is also incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The consummation of the Transaction constitutes a Share Exchange Event, a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the Indenture) under the Indenture. The effective date of each of the Fundamental Change and the Make-Whole Fundamental Change is February 6, 2025, the date of the consummation of the Transaction. As a result of the Fundamental Change, each holder of 2027 Convertible Notes will have the right to require the Company to repurchase its 2027 Convertible Notes.

In addition, as a result of the Make-Whole Fundamental Change and in accordance with the Indenture and Section 2.01 of the First Supplemental Indenture, holders who surrender their 2027 Convertible Notes for conversion from and after the Effective Time at any time when the 2027 Convertible Notes are convertible will receive cash in an amount equal to the Conversion Rate in effect on the Conversion Date (each as defined in the Indenture), multiplied by the Offer Price of $3.65, and will not receive any Shares.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Transaction described in Item 2.01 of this Current Report on Form 8-K, which is incorporated by reference herein, Revance notified The Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq (i) halt trading in the Shares, (ii) suspend trading of and delist the Shares and (iii) file with the SEC a notification of removal from listing and/or registration on Form 25 to effect the delisting of all Shares from

Nasdaq and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The trading of the Shares was halted following after-hours trading on the evening of February 5, 2025, and Nasdaq will file the Form 25 with the SEC on February 6, 2025. In addition, Revance intends to file a certification and notice of termination of registration on Form 15 with the SEC requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. Parent funded the consideration payable in connection with the Merger and paid the fees and expenses required to be paid at the Closing Date of the Merger by Parent and Merger Sub under the A&R Merger Agreement, with debt and equity financing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the A&R Merger Agreement, at the Effective Time, each of the directors of the Company (Angus C. Russell, Chris Nolet, Jill Beraud, Vlad Coric, Mark J. Foley, Julian S. Gangolli, Carey O’Connor Kolaja and Olivia C. Ware) resigned as directors of the Company. These resignations were in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals or any matters related to the Company’s operations, policies or practices.

As of the Effective Time, in accordance with the A&R Merger Agreement, Jeffery A Bedard became the sole director of the Company.

Pursuant to the terms of the A&R Merger Agreement, the officers of Merger Sub immediately prior to the Effective Time became the officers of the surviving corporation, effective as of the Effective Time. The officers of Merger Sub immediately prior to the Effective Time were Jeffery A Bedard as Chief Executive Officer, Nadeem Moiz as President, Chief Financial Officer and Chief Operating Officer, and Shellie L. Hammock as Executive Vice President, General Counsel and Secretary. Following completion of the Merger, all of the incumbent officers of the Company, as of immediately prior to the effectiveness of the Merger, were removed as officers of the Company.

Biographical and other information with respect to Jeffery A Bedard, Nadeem Moiz, and Shellie L. Hammock is set forth in Schedule I to the Offer to Purchase, a copy of which is attached as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed with the SEC by Parent on December 12, 2024 and is incorporated herein by reference.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the A&R Merger Agreement, at the Effective Time, Revance’s certificate of incorporation and bylaws were each amended and restated in their entirety. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 6, 2025, the Parent issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Amended and Restated Agreement and Plan of Merger, by and among Crown Laboratories, Inc., Reba Merger Sub, Inc. and Revance Therapeutics, Inc., dated as of December 7, 2024 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Revance with the SEC on December 9, 2024).

2.2

Amendment to the Amended and Restated Agreement and Plan of Merger, by and among Crown Laboratories, Inc., Reba Merger Sub, Inc. and Revance Therapeutics, Inc., dated as of December 11, 2024 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Revance with the SEC on December 12, 2024).

2.3

Amendment No. 2 to the Amended and Restated Agreement and Plan of Merger, by and among Crown Laboratories, Inc., Reba Merger Sub, Inc. and Revance Therapeutics, Inc., dated as of January 17, 2025 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Revance with the SEC on January 21, 2025).

3.1	Amended and Restated Certificate of Incorporation of Revance Therapeutics, Inc.

3.2	Amended and Restated By-Laws of Revance Therapeutics, Inc.

4.1	First Supplemental Indenture, by and among Revance Therapeutics, Inc. and U.S. Bank Trust Company, National Association, dated as of February 6, 2025.

99.1	Press Release issued by Crown Laboratories, Inc., dated February 6, 2025.

99.2

Schedule I: Directors and Executive Officers of Crown, Merger Sub and Certain Related Parties (incorporated by reference to Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed by Crown with the SEC on December 12, 2024).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Revance Therapeutics, Inc.

By:	/s/ Jeffery A. Bedard
Name:	Jeffery A. Bedard
Title:	Chief Executive Officer

Date: February 6, 2025

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